UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2012

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 7, 2012, Reven Housing REIT, Inc. (“Company”), through a wholly-owned subsidiary, closed on the acquisition of five of nine single family homes located in the Atlanta, Georgia metropolitan area, pursuant to a purchase and sale agreement with WRO Capital Group II LLC (the “Atlanta 9 Seller”). The other four properties were purchased on January 10, 2013. The Atlanta 9 Seller does not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The contract purchase price for the nine homes (the “Atlanta 9 Homes”) was $598,250. The Company funded the purchase with proceeds from the issuance of $1,000,000 of convertible promissory notes.

On November 13, 2012, the Company filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of the initial five homes comprising the Atlanta 9 Homes. On January 11, 2013, the Company filed a Current Report on Form 8-K with regard to the acquisition of the remaining 4 homes comprising the Atlanta 9 Homes. On January 23, 2013, the Company filed a Current Report on Form 8-K/A (the “Amendment No. 1) for the sole purpose of filing the financial statements and pro forma financial information with respect to the Atlanta 9 Homes required by Item 9.01 of Form 8-K. This Amendment No. 2 is being filed in order amend the previous filings to provide in the correct format the financial statements and pro forma financial information with respect to the Atlanta 9 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report and replaces the information provided previously in the Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

Although all nine homes were leased at the time of acquisition by the Company, none had been leased over 9 months, in fact only 2 homes had been leased for more than three months. Thus it was determined that audited financials were not required for any of the properties. The Company has provided the revenue over certain operating expenses for the nine homes for the period through September 30, 2012. None of the homes were leased during the year ended December 31, 2011, therefore no financial information has been provided for that period.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Atlanta 9 Homes

Statements of Revenues Over Certain Operating Expenses for the nine months ended September 30, 2012 (unaudited)

Notes to Statements of Revenues Over Certain Operating Expenses for the nine months ended September 30, 2012 (unaudited)

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted with this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements

Unaudited Pro Forma Balance Sheet as of September 30, 2012

Notes to Unaudited Pro Forma Balance Sheet as of September 30, 2012

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012

Notes to Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: May 19, 2015	/s/ Thad L. Meyer
Thad L. Meyer,
Chief Financial Officer

ATLANTA 9 HOMES

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

Nine
Months Ended
September 30,
2012
(unaudited)

Rental income, net	$1,854

Operating expenses:
Property operating and maintenance	4,018
Real estate taxes	989

Total operating expenses	5,007

Revenues over certain operating expenses	$(3,153)

See accompanying notes to statements of revenues over certain operating expenses.

ATLANTA 9 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2012 (unaudited)

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On November 7, 2012, Reven Housing REIT, Inc. (“Company”), through a wholly-owned subsidiary, closed on the acquisition of five of nine single family homes located in the Atlanta, Georgia metropolitan area, pursuant to a purchase and sale agreement with WRO Capital Group II LLC (the “Atlanta 9 Seller”). The other four properties were purchased on January 10, 2013. The Atlanta 9 Seller does not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The contract purchase price for the nine homes (the “Atlanta 9 Homes”) was $598,250. The Company funded the purchase with proceeds from the issuance of $1,000,000 of convertible promissory notes.

Reven Housing REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of single family homes located throughout the United States.

2.	BASIS OF PRESENTATION

The accompanying statement of revenues over certain operating expenses for the nine months ended September 30, 2012 has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”) for inclusion in Form 8-K/A.

  Atlanta 9 Homes is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded on the basis that they may not be comparable to the revenues and expenses Reven Housing REIT expects to incur in the future operations of Atlanta 9 Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Atlanta 9 Homes.

The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2012 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

An unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2012 is being presented for the most recent fiscal year available instead of the two most recent years based on the following factors: (i) the Atlanta 9 Homes were not leased during the year ended December 31, 2011, (ii) none of the Atlanta 9 homes were leased for periods longer than nine months, in fact only two homes were leased for periods exceeding three months, (iii) Atlanta 9 Homes was acquired from an unaffiliated party and (iv) based on due diligence of Atlanta 9 Homes by Reven Housing REIT, management is not aware of any material factors relating to Atlanta 9 Homes that would cause this financial information not to be indicative of future operating results.

ATLANTA 9 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2012 (unaudited)

3.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Atlanta 9 Homes leases single family homes under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4.	COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, Atlanta 9 Homes may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

5.	SUBSEQUENT EVENTS

Reven Housing REIT evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on May 19, 2015.

REVEN HOUSING REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements and accompanying notes should be read in conjunction with the balance sheet of Reven Housing REIT, Inc. (“Reven Housing REIT” or the “Company”) as of September 30, 2012 (unaudited), the related statements of operations, and cash flows for the nine months ended September 30, 2012 (unaudited), and the notes thereto. The financial statements as of and for the nine months ended September 30, 2012 (unaudited) have been included in the Company’s prior filings with the SEC. In addition, this unaudited pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Atlanta 9 Homes, which are included herein.

The following unaudited pro forma balance sheet as of September 30, 2012 has been prepared to give effect to the acquisition of Atlanta 9 Homes as if the acquisition occurred on September 30, 2012.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2012 has been prepared to give effect to the acquisition of Atlanta 9 Homes and the receipt of proceeds from the convertible loans utilized to fund the purchase as if these transactions occurred on January 1, 2012.

On November 5, 2014, the Company effected a 1-for-20 reverse stock split of the issued common stock. All applicable share data, per share amounts and related information in the following pro forma information have been adjusted retroactively to give effect to the 1-for-20 reverse stock split.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Atlanta 9 Homes been consummated as of the dates indicated.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2012

	Reven Housing	Pro Forma Adjustments
	REIT, Inc.	Proceeds on Issuance	Atlanta 9	Pro Forma
	Historical (a)	of Convertible Debt (b)	Acquisition (c)	Total

ASSETS
Investment in real estate, net	$-	$-	$598,250	$598,250
Cash	224	1,000,000	(590,675)	409,549

Total Assets	$224	$1,000,000	$7,575	$1,007,799

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses	$1,302	$-	$-	$1,302
Notes Payable	52,789	380,217	-	433,006
Related party advance	151,874	-	-	151,874
Security deposits	-	-	7,575	7,575

Total Liabilities	205,965	380,217	7,575	593,757

Stockholders' Equity
Common stock	417	-	-	417
Additional paid-in capital	29,583	619,783	-	649,366
Accumulated deficit	(235,741)	-	-	(235,741)
Total Stockholders' Equity	(205,741)	619,783	-	414,042

Total Liabilities and Stockholders' Equity	$224	$1,000,000	$7,575	$1,007,799

See accompanying notes to unaudited pro forma balance sheet.

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

as of September 30, 2012

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q as of September 30, 2012.

b)	Represents the issuance of $1,000,000 of convertible notes utilized to purchase the Atlanta 9 Homes. Allocation of value of the notes, note discount, and paid in capital was based on a valuation of the specific note and conversion terms.

c)	Represents the acquisition of Atlanta 9 Homes. The purchase price of Atlanta 9 Homes was $598,250. The purchase price was funded from the proceeds of convertible notes payable.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2012

	Reven Housing	Pro Forma
	REIT	Adjustments		Pro Forma
	Historical (a)	Atlanta 9		Total

Rental income, net	$-	$1,854	(b)	$1,854

Operating expenses:
Rental expenses	-	5,007	(c)	5,118
		111	(d)
General and administrative	68,074	-		68,074
Legal and accounting	118,875	-		118,875
Interest expense	1,601	75,000	(e)	76,601
Amortization of discount on notes payable	-	422,442	(f)	422,442
Depreciation	-	13,200	(g)	13,200

Total operating expenses	188,550	515,760		704,310

Net loss	$(188,550)	$(513,906)		$(702,456)

Net loss per share, basic and diluted	$(0.45)			$(1.68)

Weighted average number of common
shares outstanding	417,500			417,500

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2012

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2012.

b)	Represents net rental income from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2012, based on historical operations of the previous owner.

c)	Represents operating expenses (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2012, based on historical operations of the previous owner.

d)	Represents property management costs based on 6% of rent income (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2012, based on management's estimates that would have been incurred had the homes been acquired on January 1, 2012.

e)	Represents interest on the convertible notes payable issued at a rate of 10% assuming the notes were issued on January 1, 2012.

f)	Represents the amortization of discount on the notes payable assuming the notes were issued on January 1, 2012 based on the valuation of the convertible terms of the notes.

g)	Represents adjustments to depreciation expense (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2012. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings.